BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 26, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

PYRAMIS® GOVERNMENT INCOME PORTFOLIO

Effective immediately, William Irving no longer serves as Lead Portfolio Manager of Pyramis® Government Income Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, Franco Castagliuolo serves as Lead Portfolio Manger of the Portfolio and Sean Corcoran serves as a Co-Manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Franco Castagliuolo, Lead Portfolio Manager, has managed the Portfolio since its inception in 2011. Sean Corcoran, CFA, Co-Manager, has managed the Portfolio since December 2017.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth, sixth, and seventh paragraphs are deleted in their entirety and replaced with the following:

The following individuals are jointly responsible for managing the Portfolio:

Franco Castagliuolo, Lead Portfolio Manager. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

Sean Corcoran, CFA, Co-Manager. Since joining Fidelity Investments in 2001, Mr. Corcoran has served as a research analyst and portfolio manager.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE